                                                                   EXHIBIT 10.18


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THE WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH PARAGRAPH (e) OF THIS WARRANT.



                       WARRANT TO PURCHASE COMMON STOCK

                                      OF

                                NET2PHONE, INC.


       VOID AFTER THE FIFTH ANNIVERSARY OF THE DATE OF ISSUANCE HEREOF.

    RIGHT TO PURCHASE ____ SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT).


     This is to Certify that, FOR VALUE RECEIVED, _________, or its registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from NET2PHONE, INC., a Delaware corporation (the "Company"), ___________ fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at a price of $10.00 per share of Common Stock at any time or from time to time during the period from the date of issuance through May 13, 2004, but not later than 5:00 p.m. New York City Time, on May 13, 2004; provided, however, that this Warrant terminates upon a merger or sale of the Company or the closing of the Company's initial public offering. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant has been issued pursuant to a Series A Subscription Agreement dated as of the date hereof between the Company and Holder (the "Subscription Agreement").

     (a) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time on or after ______________ and until ___________ (the "Exercise Period"), provided, however, that (i) if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's stockholders, prior to May 13, 2004, the Holder shall have the right to exercise this Warrant commencing at such time and continuing for thirty days thereafter into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant would have been exercisable immediately prior thereto, all subject to adjustment as provided in paragraph (g). Notwithstanding the foregoing, this Warrant terminates upon a merger or sale of the Company or the closing of the Company's initial public offering. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by the payment of an amount of money in same day funds equal to the Exercise Price times the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant of the same tenor evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

     (b) CASHLESS EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed subscription form (in the form annexed hereto) and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

             X = Y (A-B)
                 -------
                     A

     Where X = the number of shares of Preferred Stock to be issued to the Holder

                         Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                         A = the current market value of one share of the Company's Common Stock (at the date of such calculation)

                         B = existing Exercise Price (as adjusted to the date of such calculation)

Current market value shall have the meaning set forth in Section (d) below, except that for purposes hereof, the date of exercise, as used in such Section
(d), shall mean the date of the exercise under this Section. As soon as practicable after each the exercise of the Warrant under this Section, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant together with the cashless exercise subscription form at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

     (c) RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed.

     (d) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the average of the last reported sale price of the Common Stock on such exchange or market for the last 5 trading days ending on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

                (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq SmallCap Market, the current Market Value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such good faith reasonable manner as may be prescribed by the Board of Directors of the Company.

                (4) The current market value of a share shall be determined on a going concern basis, without any discount for lack of liquidity or based upon the sale of a minority interest.

(e)       EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

          (1) Restrictions on Transfer.  Neither this Warrant, the Warrant
              ------------------------
          Shares issuable upon the exercise hereof nor any interest herein or therein shall be transferable except upon the conditions specified in this paragraph (e), which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Act"), in respect of any such transfer. The holder hereof will cause any transferee of this Warrant, the Warrant Shares or any interest herein or therein held by him to agree to take and hold the Warrant, the Warrant Shares or an interest herein or therein subject to the provisions and upon the conditions specified in this paragraph (e).

                2. Restrictive Legend. This Warrant and each Warrant Share shall
                   ------------------
          (unless otherwise permitted by the provisions of subparagraph (e)(3)) include a legend in substantially the following form:

          Warrant Legend:

               THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND

               NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH PARAGRAPH (E) OF THIS WARRANT.

          Warrant Share Legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT OR, EXCEPT AS OTHERWISE PERMITTED PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED AND ARE SUBJECT TO TRANSFER RESTRICTIONS AS SET FORTH IN A SUBSCRIPTION AGREEMENT, DATED MAY __, 1999, AND THE OTHER OPERATIVE AGREEMENTS ENTERED INTO IN CONNECTION THEREWITH, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY.

               (3) Notice of Proposed Transfers. The holder of this Warrant or
                   ----------------------------
          any Warrant Shares by acceptance hereof or thereof agrees to comply in all respect with the provisions of this paragraph (e). Prior to any proposed transfer of this Warrant or any Warrant Shares that transfer is not made pursuant to an effective registration statement, the holder hereof or thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstance of the proposed transfer in reasonable detail, and shall be accompanied by (a) a written opinion of counsel reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer may be effected without registration under the Act or (b) written assurance from the staff of the Securities and Exchange Commission (the "Commission") that it will not recommend that any action be taken by the Commission in the event such transfer is effected without registration under the Act. Such proposed transfer may be effected only if the Company shall have received such notice and such opinion of counsel or written assurance, whereupon the holder of this Warrant or the Warrant Shares shall be entitled to transfer this Warrant or the Warrant Shares in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing this Warrant or the Warrant Shares transferred as above provided shall bear the appropriate legend set forth in subparagraph
          (e)(2), except that such certificate shall not bear such legend if the opinion of counsel or written assurance referred to above is to the further effect that neither such legend nor the restriction on transfer in this Article are required to ensure compliance with the Act. The foregoing restrictions shall not be applicable to any transfer by any Holder to any affiliate or beneficial owner of such Holder.

                (4) Termination of Conditions and Obligations. The conditions
                    -----------------------------------------
          precedent imposed by this paragraph (e) upon the transferability of the Warrant Shares shall terminate as to any particular Warrant Shares when such Warrant Shares shall have been effectively registered under the Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such Warrant Shares or at such time as an opinion of counsel as specified in subparagraph (3) shall have been rendered to the effect set forth in the last sentence of subparagraph (3).

                (5) Loss or Mutilation. Upon receipt by the Company of evidence
                    ------------------
          satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

      (f) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (g) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

        (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the following shall occur: (a) the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action; and (b) the number of Warrant Shares shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted. Such adjustment shall be made successively whenever any event listed above shall occur.

        (2) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Subsection (2) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (g) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (g) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (g), as it shall reasonably determine to be advisable in order than any dividend or distribution in shares of Common Stock or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

        (4) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

        (5) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section (g) above.

        (6) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

        (7) The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise.

     (h) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

     (i) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in
(x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (j) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock or a change of more than 25% of the voting power of the Common Stock) or in the case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.
Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (j) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.
In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (g) hereof.

     (k) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (other than as provided in the foregoing Sections (g) and (j)), at a price per share less than the Exercise Price then in effect or less than the current market value of the Common Stock then in effect or without consideration, then the Exercise Price upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the Exercise Price then in effect by a fraction:

         (1) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock
                                  ----
(rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the greater of the current market value then in effect and the Exercise Price then in effect, and

         (2) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

     For purposes of this Warrant, "Additional Shares of Common Stock" means all
                                    ---------------------------------
shares of Common Stock issued by the Company after the date hereof except (i) the shares of Common Stock issuable upon the exercise of this Warrant or any of the other Investor Warrants, and (ii) any shares of Common Stock issuable upon conversion of the Series A Preferred outstanding on the date hereof pursuant to the Certificate of Designation. Each of the terms "Investor Warrants," "Series A Preferred" and "Certificate of Designation" shall have the meanings assigned to them in the Subscription Agreement.

     (l) PAYMENT OF TAXES. All shares of Common Stock delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

     (m) NOTICES. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Warrant shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or three business days after deposit with an internationally recognized courier service, delivery fees prepaid, and addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt:

          If to the Company:  Net2Phone, Inc.
                              171 Main Street
                              Hackensack, NJ  07601
                              Attn:  Ilan Slasky
                              Fax:  201-907-5351

          with a copy to:     IDT Corporation
                              190 Main Street
                              Hackensack, NJ  07601
                              Attn:  [Joyce Mason]
                              Fax:  201-928-2952

          and a copy to:      Morrison & Foerster LLP
                              1290 Avenue of the Americas
                              New York, NY  10104
                              Attn:  Ira Greenstein
                              Fax:  (212) 468-7900

       If to the Holder:  Notice shall be sent to the person and address indicated on signature page hereof.

       with a copy to:    Cooley Godward LLP
                          Five Palo Alto Square
                          3000 El Camino Road
                          Palo Alto, CA  94306-2153
                          Attn:  Eric Jensen
                          Fax:  650-857-0663

       and a copy to:     Paul, Hastings, Janofsky & Walker LLP
                          555 S. Flower Street, 23rd Floor
                          Los Angeles, CA  90071-2371
                          Attn:  Siobhan M. Burke
                          Fax:  (213) 627-0705

     (l) CAPTIONS AND HEADINGS. The captions and headings used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

     (m) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions. Each of the Company and the Holder hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Warrant and the transactions contemplated hereby. Each of the Company and the Holder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                                    Net2Phone, Inc.



                                    By:
                                       -----------------------------
                                       Title:

[SEAL]


Dated As Of:   May __, 1999

Attest:



-----------------------------------
Secretary

                                 PURCHASE FORM
                                 -------------

                                           Dated __________, 19___


   The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____ shares of Common Stock and hereby makes payment of ______ in payment of the actual price thereof.


                             _____________________

                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------

Name ___________________________
(Please typewrite or print in block letters)


Address: _________________________


Signature _________________________

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto


Name ________________________
(Please typewrite or print in block letters)


Address _______________________

the right to purchase Common Stock represented by this Warrant to the extent of _____ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________ as attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date __________, 19___

Signature _______________________________

                      CASHLESS EXERCISE SUBSCRIPTION FORM
                      -----------------------------------


   The undersigned ________________ pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe to that number of shares of stock of Net2Phone, Inc. as are issuable in accordance with the formula set forth in Section (b) of the Warrant, and makes payment therefore in full by cancellation of _____________ Warrants. (If this is a partial exercise of the Warrant, a new Warrant for the remaining number of unexercised Warrants shall be issued by the Company.)

Dated:___________________           Signature: _________________________________

                                    Name:      _________________________________

                                    Address:   _________________________________

                                      _________________________________